UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at 10:00 a.m., Tuesday, June 9, 2009.

As part of our efforts to cut unnecessary expenses and conserve the environment, Atlantic Southern Financial Group Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste.

The annual shareholder meeting will be held at 10:00 a.m. on Tuesday, June 9, 2009, at the Grand Opera House, 651 Mulberry Street, Macon, Georgia. The matters to be covered are noted below:

1. Election of Directors;

2. Other matters as may be put forth at the meeting.

The Board of Directors of Atlantic Southern Financial Group recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report are available at: http://www.cfpproxy.com/5797.

Once you have had an opportunity to review the proxy materials, you may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number, which can be found in the bottom right hand corner of your proxy card, the web address and toll-free phone number. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the enclosed proxy card, sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. If you require directions to the Annual Meeting, you may contact Carol Soto at (478) 330-5811. We ask that you cast your vote promptly. If you have already voted, we thank you for your prompt response. Whether you have already voted or are yet to vote, we thank you for your continued support!

If you want to receive a paper copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 29, 2009 to ensure delivery before the Annual Meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

•              Call our toll-free number, (800) 951-2405; or

•              Visit our website at http://www.cfpproxy.com/5797; or

•              Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

 PLEASE MARK VOTES REVOCABLE PROXY   WithFor All AS IN THIS EXAMPLE ATLANTIC SOUTHERN FINANCIAL GROUP, INC. For hold Except  PROPOSAL I: To elect the following persons SOLICITED BY THE BOARD OF DIRECTORS to serve as directors for a threeyear term  FOR THE ANNUAL MEETING OF SHAREHOLDERS  until the 2012 annual meeting:   TO BE HELD ON TUESDAY, JUNE 9, 2009  The undersigned hereby appoints Mark A. Stevens and Carol W. Soto, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Atlantic Southern Financial Group, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Grand Opera House, 651 Mulberry Street, Macon, Georgia, and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.  Nominees: Peter R. Cates Dr. Laudis (Rick) H. Lanford  J. Russell Lipford, Jr. Dr. Hugh F. Smisson, III Donald L. Moore, Jr.  INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.  This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted FOR the proposal.  Discretionary authority is hereby conferred as to all other matters which may come before the annual meeting.  If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other   authorized officer. If a partnership, please sign in partnership name by authorized person.  PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.    .   Detach above card, sign, date and mail in postage paid envelope provided. ATLANTIC SOUTHERN FINANCIAL GROUP, INC. PLEASE ACT PROMPTLY  .    SIGN, DATE & MAIL YOUR PROXY CARD TODAY  IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.